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                                FIRST AMENDMENT

            FIRST AMENDMENT dated as of November 8, 1996 (this "AMENDMENT"), by and among LAMONTS APPAREL, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code ("BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "BANK"), and THE FIRST NATIONAL BANK OF BOSTON, as Agent (the "AGENT") amending certain provisions of the Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Bank, and the Agent dated as of June 4, 1996 (the "LOAN AGREEMENT"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

            WHEREAS, the Borrower has requested that the Bank agree to amend the terms of the Loan Agreement in certain respects; and

            WHEREAS, the Bank is willing to amend the terms of the Loan Agreement in such respects, upon the terms and subject to the conditions contained herein; and

            NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            Section 1. AMENDMENT OF PREAMBLE TO THE LOAN AGREEMENT. The third "WHEREAS" clause of the Loan Agreement is hereby amended by deleting the figure "$32,000,000".

            Section 2.  AMENDMENT OF SECTION 1.1 OF THE LOAN AGREEMENT; DIP
NOTE.

          (a) Section 1.1 of the Loan Agreement is hereby amended by deleting clauses (a) and (b) appearing in the definition of "DIP Commitment", and substituting therefor the following:

                    "(a) $32,000,000 during the period commencing on the Effective Date and ending on November 7, 1996, $35,000,000 during the period commencing November 8, 1996, and ending on December 15, 1996, and $32,000,000 during the period commencing December 16, 1996 and at all applicable times thereafter; and (b) the amount approved in the Financing Order, as such amount may be reduced from time to time or terminated hereunder."

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          (b)  From and after the effectiveness of this Amendment, the term
"Financing Order" as referred to in the Loan Documents shall refer to the Financing Order as in effect immediately prior to this Amendment, as supplemented by the interim order (the "Interim Amendment Order") and final order of the Bankruptcy Court approving this Amendment, each to be satisfactory in form and substance to the Agent.

          (c) In furtherance of the foregoing, each DIP Note is hereby amended by changing the amount "$32,000,000" to "$35,000,000" in each place such amount appears, and by changing the phrase "Thirty-Two Million" to "Thirty-Five Million", in each place such amount appears, in each DIP Note.

          (d) The following new definitions are added to Section 1.1 of the Loan Agreement in the appropriate location in the alphabetical sequence:

               "FINAL AMENDMENT ORDER:  See Section 11(a)(xxi)."

               "INTERIM AMENDMENT ORDER: See the First Amendment, dated as of November 8, 1996, to this Agreement."

          Section 3.     AMENDMENT OF SECTION 8 OF THE LOAN AGREEMENT.

          Section 8 of the Loan Agreement is amended by deleting subsection
(t) thereof in its entirety and substituting therefor the following:

                    "(t) On and after the Effective Date, the Financing Order has been entered, has not been reversed, stayed, or (except as provided in the Interim Amendment Order and the Final Amendment Order, or with the written approval of the Agent) modified, amended or supplemented, and remains in full force and effect."

          Section 4.     AMENDMENT OF SECTION 11.1(a) OF THE LOAN AGREEMENT.

          Section 11.1(a) of the Loan Agreement is amended by deleting subsection (xxi) thereof in its entirety and substituting therefore the following:

                    "(xxi)     in the case of the Interim Amendment Order having
          been initially entered on an interim basis by the Bankruptcy Court, the Interim Amendment Order does not, within 15 days after the date of entry of the Interim Amendment Order, become or constitute a final order in the Case ("Final Amendment Order") (pursuant to an order of the Bankruptcy Court, entered upon requisite and proper prior notice of at least fifteen (15) days to the required parties in interest in the Case and a related final hearing in the Case, if required by the Bankruptcy Court, with respect to the matters set

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          forth in the Interim Amendment Order, held under Section 364(c) of the
          Bankruptcy Code and Bankruptcy Rule 4001(c)(2)), authorizing extensions of credit under this Agreement in the full maximum amount of the Total DIP Commitment, authorizing and approving all matters initially set forth in the Interim Amendment Order without any modifications or amendments thereto or reversal thereof, otherwise in form and substance satisfactory to the Agent and the Agent's Special Counsel, and in full force and effect."

          Section 5. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent as follows:

          (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date); and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

          (b) This Amendment has been duly authorized, executed and delivered by the Borrower and is in full force and effect;

          (c) On and after the date hereof, the Interim Amendment Order has been entered, has not (except for modifications approved by the Agent) been reversed, modified, amended or stayed, and remains in full force and effect; and

          (d) Upon entry of the Interim Amendment Order, and the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          Section 6. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions:

          (a) This Amendment shall have been duly executed and delivered by the Borrower, the Banks, and the Agent.

          (b) The Agent shall have received copies, certified by a duly authorized officer of the Borrower as of the date hereof, of the resolution of the board of directors of the Borrower approving the transactions contemplated hereby and the execution and delivery of this Amendment, and as to the titles, incumbency, and specimen signatures of the officers signing this Amendment and the documents relating thereto.

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          (c)  The Agent shall have received a certificate of a duly authorized officer of the Borrower (i) certifying that no amendments to the certificate or articles of incorporation or organization of the Borrower have been undertaken since such documents were last delivered to the Agent on the Effective Date, and (ii) certifying that no amendments to the by-laws of the Borrower have been undertaken since such documents were last delivered to the Agent on the Effective Date.

          (d) The Agent shall have received evidence that the Bankruptcy Court shall have entered the Interim Amendment Order, which must be satisfactory in all respects to the Agent and the Agent's Special Counsel, and such Interim Amendment Order shall be in full force and effect and shall not have been reversed, modified, amended or stayed in any respect. If the Interim Amendment Order is the subject of a pending appeal in any respect, none of such Interim Amendment Order, the making of the Loans, the issuance, extension or renewal of any Letters of Credit, or the performance by the Borrower of any of its obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal. The Borrower, the Agent and the Banks shall be entitled to rely in good faith upon the Interim Amendment Order notwithstanding any objection thereto or appeal therefrom by any interested party. The Borrower, the Agent and the Banks shall be permitted and required to perform their respective obligations in compliance with this Amendment and the Loan Agreement notwithstanding any such objection or appeal unless the Interim Amendment Order has been stayed by a court of competent jurisdiction.

          (e) The Agent shall have received from Borrower the most recently required Borrowing Base Report.

          (f) The Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the date hereof, in form and substance satisfactory to the Agent, from Ryan, Swanson & Cleveland, counsel to the Borrower.

          (g) The Agent shall have received such other documents or instruments relating hereto as the Agent shall have reasonably requested.

          Section 7. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement or the DIP Notes shall hereafter refer to the Loan Agreement or the DIP Notes as amended hereby.

          Section 8. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unaffected hereby and shall continue in full force and effect, and nothing contained herein

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shall constitute a waiver by the Agent or any Bank of any right, remedy,
Default, or Event of Default, or impair or otherwise affect any Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon.

          Section 9. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

          Section 10. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW), AND, PRIOR TO THE EXIT FACILITY DATE, BUT ONLY TO THE EXTENT APPLICABLE, THE PROVISIONS OF THE BANKRUPTCY CODE.

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          IN WITNESS WHEREOF, the undersigned have duly executed this
Amendment as a sealed instrument as of the date first above written.

                                   LAMONTS APPAREL, INC.
                                    debtor and debtor in possession



                                   By: /s/ Loren Rothschild
                                      ----------------------------
                                        Name:  Loren  Rothschild
                                        Title: Vice Chairman


                                   THE FIRST NATIONAL BANK
                                   OF BOSTON, for itself and as Agent

                                   By: /s/ William J. Sherald Jr.
                                      ----------------------------
                                        Name:  William J. Sherald Jr.
                                        Title: Vice President